HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)

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Supplement dated March 1, 2012 to your Prospectus

FUND NAME CHANGE

SSgA SMALL CAP FUND – CLASS R

Effective immediately, the following name change is made to your Prospectus:

Old Name	New Name
SSgA Small Cap Fund - Class R	SSgA Dynamic Small Cap Fund - Class R

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

FUND REORGANIZATION

INVESCO CAPITAL DEVELOPMENT FUND – SERIES A

At a special meeting of the shareholders to be held on April 2, 2012 shareholders will vote on the proposed reorganization (the “Reorganization”) of the Invesco Capital Development Fund (“Merging Fund”) into the Invesco Van Kampen Mid Cap Growth Fund (“Acquiring Fund”).  If the proposed Reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is scheduled to take place at the close of trading on the New York Stock Exchange on or about April 30, 2012.  (“Merger Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the close of trading on the New York Stock Exchange on the Merger Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the close of trading on the New York Stock Exchange on the Merger Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.